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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      -----------------------------------

        Date of Report (Date of earliest event reported): August 8, 2002

                        AFFILIATED MANAGERS GROUP, INC.
               -------------------------------------------------
               (Exact name of Registrant as specified in charter)

          Delaware                     0001-13459                043218510
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(State or other jurisdiction    (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)

                  600 Hale Street, Prides Crossing, MA 01965
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              (Address of principal executive offices) (Zip code)

                                 (617) 747-3300
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              (Registrant's telephone number, including area code)


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Item 9.  REGULATION FD DISCLOSURE

Affiliated Managers Group, Inc. (the "Company") is filing this Form 8-K in order to file a recent press release, which is attached below, concerning the acquisition of Third Avenue Management. By this filing, the Company is not establishing the practice of filing all press releases in the future and may discontinue such filings at any time.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AFFILIATED MANAGERS GROUP, INC.



Date:  August 28, 2002             /s/ DARRELL W. CRATE
                                   --------------------------------------------
                                   (Darrell W. Crate)
                                   Executive Vice President, Chief Financial
                                   Officer and Treasurer (and also as Principal
                                   Financial and Accounting Officer)


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                                    Contact:   Darrell W. Crate
                                               Affiliated Managers Group, Inc.
                                               (617) 747-3300

                                               David M. Barse
                                               Third Avenue Management
                                               (212) 888-5222

             AMG COMPLETES ITS INVESTMENT IN THIRD AVENUE MANAGEMENT

BOSTON, MA, AUGUST 8, 2002 - Affiliated Managers Group, Inc. (NYSE: AMG) announced today that it has completed its previously announced investment in Third Avenue Management (the "Company"). AMG has acquired a 60% interest in Third Avenue Management. The remaining 40% of the business is held by a broad group of the Company's current management team, who will continue to oversee the operations of the firm.

Based in New York, Third Avenue Management is the adviser to the Third Avenue family of no-load value mutual funds, serves as the sub-adviser to non-proprietary mutual funds and annuities, and also manages separate accounts for high net worth individuals and institutions. Third Avenue Management employs a deep value approach to investing in equities, real estate and corporate debt securities.

AMG is an asset management company with equity investments in a diverse group of mid-sized investment management firms. AMG's strategy is to generate growth through the internal growth of its existing Affiliates, as well as through investments in new Affiliates. AMG's innovative transaction structure allows individual members of each Affiliate's management team to retain or receive significant direct equity ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.

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CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING
STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN OR CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS DUE TO A NUMBER OF FACTORS, INCLUDING CHANGES IN THE SECURITIES OR FINANCIAL MARKETS OR IN GENERAL ECONOMIC CONDITIONS, THE AVAILABILITY OF EQUITY AND DEBT FINANCING, COMPETITION FOR ACQUISITIONS OF INTERESTS IN INVESTMENT MANAGEMENT FIRMS, THE INVESTMENT PERFORMANCE OF OUR AFFILIATES AND THEIR ABILITY TO EFFECTIVELY MARKET THEIR INVESTMENT STRATEGIES, AND OTHER RISKS DETAILED FROM TIME TO TIME IN AMG'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. REFERENCE IS HEREBY MADE TO THE "CAUTIONARY STATEMENTS" SET FORTH IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001.

                                      # # #

            FOR MORE INFORMATION ON AFFILIATED MANAGERS GROUP, INC.,
                   PLEASE VISIT AMG'S WEB SITE AT www.amg.com.